UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report:   October 29, 2004

NALCO FINANCE HOLDINGS INC

Delaware                                               38-3695555
(State of Incorporation)   (Commission File Number)    (IRS Employer
                                                        Identification Number)

1601 W. Diehl Rd., Naperville, IL   60005

630-305-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the flowing provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|      Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operations and Financial Conditions
                  ----------------------------------------------

On October 29, 2004, Nalco Holding Company, parent to Nalco Finance
Holdings Inc., announced earnings for the third quarter that ended September 30, 2004. A copy of that release is being furnished to the SEC as an exhibit to this form.

This earnings press release includes "non-GAAP financial measures." Specifically, the release refers to:

o        EBITDA

EBITDA is not a measurement recognized in accordance with generally accepted accounting principles (GAAP) and should not be viewed as an alternative to GAAP measures of performance. Furthermore, this measure may not be consistent with similar measures presented by other companies.


Item 9.01.       Financial Statements and Exhibits
                 ---------------------------------

               (c)  Exhibits.

                 The following exhibit is furnished pursuant to Item 9.01 of Form 8-K:

               (99.1) Press release of Nalco Holding Company, parent to Nalco
                      Finance Holdings Inc., dated October 29, 2004, describing its results for its third quarter ended September 30, 2004.

                The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act").

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.



                                            Nalco Finance Holdings Inc.

                                            /s/ Stephen N. Landsman
                                            Secretary

Date: October 29, 2004